Exhibit 10.1

December 15, 2020

Replimune Group, Inc.

Attention: Philip Astley-Sparke, Executive Chairman and Director

18 Commerce Way

Woburn, MA 01801

Re:	Payoff of Loan and Security Agreement

Reference is hereby made to that certain Loan and Security Agreement (as amended from time to time, the “Loan Agreement”), entered into and effective as of August 7, 2019, by and among Replimune Group, Inc., a Delaware corporation, and each of its Subsidiaries (other than Excluded Subsidiaries and the MSC Subsidiary (collectively referred to as the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (collectively referred to as the “Lender”), and Hercules Capital, Inc., in its capacity as administrative agent and collateral agent for itself and the Lender (in such capacity, the “Agent”). Capitalized terms used herein, but not otherwise defined, shall have the meaning set forth in the Loan Agreement.

We have been advised that the Borrower (a) intends to pay off all of its indebtedness to the Lender, including principal, accrued and unpaid interest, fees, costs and expenses (collectively, together with the Secured Obligations, the “Obligations”) payable under the Loan Agreement and (b) wishes to terminate the Term Loan Commitments of the Lender under the Loan Agreement. This letter (the “Payoff Letter”) will confirm that, upon receipt by the Lender of the Payoff Amount (together with any applicable Per Diem Amount; both as defined below) from or on behalf of the Borrower, all of the Obligations shall be paid in full, released, and discharged.

Payoff Amount; Wiring Instructions. The “Payoff Amount” is U.S. $10,838,819.44 through and until 1:00 p.m. Eastern time on December 18, 2020 (the “Payoff Date”). If the Lender does not receive funds in an amount sufficient to repay the Payoff Amount in full by 1:00 p.m. Eastern time on the Payoff Date, additional interest and fees shall accrue and be payable in the amount of U.S. $2,430.56 per day (the “Per Diem Amount”) until the Payoff Amount is paid in full. The Payoff Amount must be received, in immediately available funds, by 1:00 p.m. Eastern time on the Payoff Date in order for the Borrower to avoid the accrual of the Per Diem Amount. The Payoff Amount and Per Diem Amount quoted herein are effective through December 31, 2020.

The Payoff Amount (together with any applicable Per Diem Amount) should be paid by or on behalf of the Borrower as two (2) separate wire transfer in accordance with the following instructions:

1.	$100,000.00 shall be wired as follows:

Bank Name:	Wells Fargo NA
Address:	PO Box 63020
San Francisco, CA 94163
ABA#:	#########
Account Name:	HERCULES CAPITAL INC
Account #:	##########
Contact:	Peter Fishman (###) ###-####

2.	$10,738,819.44 (plus Per Diem Amount of $2,430.56 per day, if applicable) shall be wired as follows:

Bank Name:	US Bank N.A.
Address:	5065 Wooster PK
Cincinnati, OH 45226
ABA#:	#########
Account Name:	Hercules Capital Funding Trust 2019 1
Account #:	############
Reference:	Hercules 2019 1
Contact:	Peter Fishman (###) ###-####
ACH Company ID:	##########

Termination of Obligations. Upon the acceptance of this Payoff Letter by the Borrower as evidenced by their countersignature hereto and the Lender’s receipt of the Payoff Amount (together with any applicable Per Diem Amount), (a) the Lender’s commitments (including, without limitation, the Term Loan Commitments) to extend further credit to the Borrower under the Loan Agreement shall automatically terminate, all obligations (including, without limitation, the Obligations), covenants, debts and liabilities of the Borrower under the Loan Agreement shall be satisfied, released, and discharged in full, and the Loan Agreement and all other documents (including, without limitation, the Loan Documents) entered into in connection with the Loan Agreement shall be automatically terminated, (b) all liens or security interests granted to secure the obligations (including, without limitation, the Obligations) under the Loan Agreement shall be released and automatically terminate, and (c) all guaranties of the obligations (including, without limitation, the Obligations) under the Loan Agreement shall be released and automatically terminate. Notwithstanding the foregoing, provisions set forth in Sections 6.3, 8.1, 11.15 and 11.18 of the Loan Agreement shall survive the termination of the Loan Agreement.

Lender’s Agreements. Upon the Lender’s receipt of the Payoff Amount (together with any applicable Per Diem Amount):

(a)            The undersigned hereby agrees that upon the payment in full of the Payoff Amount, this Payoff Letter shall be deemed to be an authorization for the Borrower or any agent or other designee of the Borrower (i) to file UCC-3 financing statement terminations with respect to each financing statement filed against the Borrower and its Subsidiaries for the benefit of the Lender, and (ii) to deliver a copy of this letter or any other termination or release contemplated hereby to any insurance company, insurance broker, bank, landlord, tenant, warehouseman or other Person to evidence (and/or reflect on public record) the termination and release of all security interests, pledges, liens, assignments or other encumbrances which the Borrower or any guarantor or other obligor has granted to the Lender to secure the Obligations, and thereafter any contract, agreement, mortgage, commitment to deliver insurance certificates and proceeds and the like executed by any such party in favor of the Agent and/or Lender in connection with the transactions contemplated by the Loan Agreement shall be automatically terminated, without further action of or consent by the Agent and/or Lender.

(b)            The Agent and/or Lender will immediately return to Borrower for the benefit of the Borrower and its Subsidiaries all of the collateral it has in its possession including, without limitation all promissory notes, certificates representing the Collateral, any transfers therefore and any other instruments.

(c)            The Agent shall execute and deliver the Termination of Control Agreement attached hereto as Schedule A for each agreement by which the Agent obtained control of a deposit account and/or a securities account to terminate its control over such deposit and/or securities account.

(d)            Lender shall execute and deliver the Confirmation of Receipt of Full Payment of the Payoff Amount attached hereto as Schedule B.

The Agent and/or Lender further agree that, at any time and from time to time following the Lender’s receipt of the Payoff Amount, the Agent and/or Lender will promptly execute and deliver such other termination statements or other documents, agreements and instruments in form and substance reasonably satisfactory to the Borrower and take such other actions as the Borrower or its counsel may reasonably request to evidence, effect or reflect on public record the release of the security interests, pledges, liens and other encumbrances granted to the Agent and/or Lender pursuant to the Loan Agreement or any other agreement executed and/or delivered in connection therewith (including, without limitation, the Loan Documents).

Release. For and in consideration of the agreements of the Agent and Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower hereby forever releases and discharges the Agent and Lender, each of their respective officers, directors, employees, agents, affiliates, representatives, successors and assigns (collectively, the “Released Parties”) from any and all claims, causes of actions, damages and liabilities of any nature whatsoever, known or unknown, which the Borrower ever had, now has or might hereafter have against one or more of the Released Parties which relates, directly or indirectly, to the Loan Documents or the transactions relating thereto, to the extent that any such claim, cause of action, damage or liability shall be based in whole or in part upon facts, circumstances, actions or events existing on or prior to the Payoff Date.

Counterparts; Facsimile Delivery. Agent and Lender hereby request that the Borrower acknowledges its receipt and acceptance of and agreement to the terms and conditions set forth in this Payoff Letter by signing a copy of it in the appropriate space indicated below and returning it to the Agent and Lender. This Payoff Letter may be signed by the parties hereto in several counterparts. Delivery of a photocopy or facsimile of an executed counterpart of this Payoff Letter shall be effective as delivery of a manually executed original counterpart of this Payoff Letter.

Governing Law. The validity, construction and effect of this Payoff Letter shall be governed by the laws of the State of California (without giving effect to principles of conflicts of law).

[Signature Pages Follow]

Very truly yours,

AGENT:

HERCULES CAPITAL,INC.

By:	/s/ Jennifer Choe
Name:	Jennifer Choe
Title:	Associate General Counsel

LENDER:

HERCULES CAPITAL,INC., as Lender

By:	/s/ Jennifer Choe
Name:	Jennifer Choe
Title:	Associate General Counsel

HERCULES CAPITAL FUNDING TRUST 2019-1,
as Lender

By:	/s/ Jennifer Choe
Name:	Jennifer Choe
Title:	Associate General Counsel

ACCEPTED AND AGREED:

BORROWER:

REPLIMUNE GROUP,INC.

By:	/s/ Jean Franchi
Name:	Jean Franchi
Title:	CFO

REPLIMUNE,INC.

By:	/s/ Philip Astley-Sparke
Name:	Philip Astley-Sparke
Title:	CEO

REPLIMUNE LIMITED

By:	/s/ Philip Astley-Sparke
Name:	Philip Astley-Sparke
Title:	CEO

400 Hamilton Avenue, Suite 310, Palo Alto, CA 94301

Tel: 650-289-3060 | Fax: 650-473-9194 | www.htgc.com

Schedule A

Termination Letter for Deposit Account Control Agreement

December 17, 2020

Silicon Valley Bank

Global Deposit Operations

80 East Rio Salado Parkway, Mail Sort AZ145

Tempe, AZ 85281

Re:	Consent for Termination of a Deposit Account Control Agreement for

Name of Client: Replimune Inc.

Deposit Account Number: ##########

Creditor: Hercules Capital, Inc., as administrative and collateral agent

Execution Date of DACA: August 5, 2019

Ladies and Gentlemen:

Hercules Capital, Inc., as Creditor, is hereby terminating the Deposit Account Control Agreement with Silicon Valley Bank and Client referenced above. Silicon Valley Bank can rely on a faxed copy of this termination letter.

Creditor hereby certifies that the person executing this letter is an officer, representative or agent of Creditor authorized to act on behalf of the Creditor and to make representations and agreements contained in this letter.

Sincerely,

HERCULES CAPITAL,INC., as administrative and collateral agent

By:	/s/ Jennifer Choe
Name:	Jennifer Choe
Title:	Associate General Counsel

400 Hamilton Avenue, Suite 310, Palo Alto, CA 94301

Tel: 650-289-3060 | Fax: 650-473-9194 | www.htgc.com

Schedule B

CONFIRMATION OF RECEIPT OF FULL PAYMENT
OF THE PAYOFF AMOUNT

By its signature below, the undersigned hereby confirms its receipt of full payment of the Payoff Amount on the Payoff Date and releases its security interest in all of the Collateral as provided in our Payoff Letter dated as of December 15, 2020 (the “Payoff Letter”) to Replimune Group, Inc. All terms used herein and not defined shall have the meaning attributed to them in the Payoff Letter.

LENDER:

HERCULES CAPITAL,INC., as Lender

By:	/s/ Jennifer Choe
Name:	Jennifer Choe
Title:	Associate General Counsel

HERCULES CAPITAL FUNDING TRUST 2019-1,
as Lender

By:	/s/ Jennifer Choe
Name:	Jennifer Choe
Title:	Associate General Counsel

400 Hamilton Avenue, Suite 310, Palo Alto, CA 94301

Tel: 650-289-3060 | Fax: 650-473-9194 | www.htgc.com